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                                                                    EXHIBIT 99.2

                               SHOPKO STORES, INC.


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ShopKo Stores, Inc. (the "Company") certifies that, to his knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended May 3, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: June 17, 2003
                                         SHOPKO STORES, INC.



                                                     /s/ Brian W. Bender
                                                     -------------------
                                                     Brian W. Bender
                                                     Senior Vice President,
                                                     Chief Financial Officer



         This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to ShopKo Stores, Inc. and will be retained by ShopKo Stores, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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